Exhibit 99.1

STRATEGIC Strage Growth Trust, Inc. LEASE-UP EXPANSION DEVELOPMENT/REDEVELOPMENT

2014

Year

End

Results

&

Acquisi7on

Update

Disclaimer and Risk Factors

STRATEGIC
Storage Growth Trust, Inc.

Disclaimers

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this material. We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered. All forward-looking statements should be read in light of the risks identified in our prospectus and/or private placement memorandum and supplements thereto.

Risk Factors – Strategic Storage Growth Trust (SSGT)

- No public market currently exists for shares of our common stock and we may not list our shares on a national securities exchange before three to five years after completion of this offering, if at all; therefore, it may be difficult to sell your shares. If you sell your shares, it will likely be at a substantial discount. Our charter does not require us to pursue a liquidity transaction at any time.
- We cannot assure you if or when we will make cash distributions. We may pay distributions from sources other than our cash flows from operations, including from the net proceeds from our offerings. We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions, and it is likely that we will use offering proceeds to fund a majority of our initial distributions. Paying distributions from the proceeds of this offering may negatively impact our ability to make investments and reduce your basis in our stock.
- This is an initial public offering; we have little prior operating history, and the prior performance of real estate programs sponsored by affiliates of our sponsor may not be indicative of our future results.
- This is a "best efforts" offering. If we are unable to raise substantial funds in this offering, we may not be able to invest in a diverse portfolio of real estate and real estate-related investments, and the value of your investment may fluctuate more widely with the performance of specific investments.
- We are a "blind pool" because we have not identified any properties to acquire with the net proceeds from this offering. As a result, you will not be able to evaluate the economic merits of our future investments prior to their purchase. We may be unable to invest the net proceeds from this offering on acceptable terms to investors, or at all.
- There are substantial conflicts of interest among us and our sponsor, advisor, property manager and dealer manager.
- Our advisor will face conflicts of interest relating to the purchase of properties, including conflicts with our sponsor and Strategic Storage Trust II, Inc., and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities.
- We have no employees and must depend on our advisor to select investments and conduct our operations, and there is no guarantee that our advisor will devote adequate time or resources to us.
- We will pay substantial fees and expenses to our advisor, its affiliates and participating broker-dealers for the services they provide to us, which will reduce cash available for investment and distribution. We may be required to pay our advisor a significant distribution if our advisory agreement is involuntarily terminated.
- We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment.
- We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions.
- Our board of directors may change any of our investment objectives without your consent.

2

Disclaimer

and

Risk

Factors

Other

Informa=on

–

SSGT

? An

investment

in

shares

of

SSGT

is

not

suitable

for

all

investors.

An

investment

in

shares

of

SSGT

involves

significant

risks

and

is

only

suitable

for

persons

who

have

adequate

financial

means,

desire

a

rela=vely

long--?term

investment

and

will

not

need

immediate

liquidity

from

their

investment.

Investors

should

only

purchase

shares

if

they

can

afford

a

complete

loss

of

their

investment.

Generally,

a

purchaser

of

shares

must

have,

excluding

the

value

of

a

purchaser’s

home,

furnishings

and

automobiles,

either:

? A

net

worth

of

at

least

$250,000,

or

? A

gross

annual

income

of

at

least

$70,000

and

a

net

worth

of

at

least

$70,000.

? Please

see

the

prospectus

for

a

full

descrip=on

of

suitability

standards.

Residents

of

Alabama,

Iowa,

Kansas,

Kentucky,

Maine,

Massachuse_s,

Missouri,

Nebraska,

New

Jersey,

New

Mexico,

North

Dakota,

Ohio,

Oregon,

Pennsylvania,

Tennessee

and

Vermont

should

consult

the

prospectus

for

details

regarding

the

more

stringent

suitability

standards

that

apply

to

them

based

on

their

states

of

residence.

Self

Storage

Asset

Class

Total

Self

Storage

Rentable

Space

in

the

US

is

now

2.3

Billion

Square

Feet(1)

? The

Fastest

Growing

Segment

of

the

Percentage

of

Self

Storage

Facili7es(1)

Commercial

Real

Estate

Industry

Over

the

Last

35

Years(1)

? Unique

in

its

Ability

to

Add

Value

as

an

Opera=ng

Business

? Low

Capital

Expenditure

Requirements

? No

Tenant

Improvements

or

No

Leasing

Commissions(2)

(1)

Self

Storage

Associa2on

“Industry

Fact

Sheet”

(6/13)

(2)

We

do

not

pay

commissions

in

connec2on

with

the

leasing

of

our

self

storage

units;

however,

we

pay

certain

fees

associated

with

the

day--?to--?day

management

and

opera2ons

of

our

self

storage

facili2es.

Self Storage Asset Class

Driven by People in Transition

- Change in marital status
- Birth
- Inheritance
- Military enlistment
- Baby boomers
- Job relocation
- Business expansion or contraction
- Micro business



*Nearly 10% of U.S. households currently rent a self storage unit, up from 1 in 17 in 1995.**

** Self Storage Association "Industry Fact Sheet" (11/13)*

5

Self

Storage

Asset

Class

Self

Storage

Tenant

Mix*

Students

6%

Military

6%

Commercial

18%

Residen=al

70%

*

2015

Self

Storage

Almanac

Strategic Storage Growth Trust, Inc.

STRATEGIC
Storage Growth Trust, Inc.




SmartStop


SmartStop
Self Storage

Opportunistic REIT

- Goal of Meeting Future Income Needs
- Protection Against Inflation *(Due to month to month rents)*
- Greater Capital Appreciation Potential

This property is not owned by Strategic Storage Growth Trust, Inc. This property was acquired by another program sponsored by our sponsor or its affiliates. The property is only shown to indicate what we expect our acquisitions to look like after we have converted them to the SmartStop® brand.

7

Investment Strategy



DEVELOP



REDEVELOP / EXPANSION



LEASE-UP

These properties are not owned by Strategic Storage Growth Trust, Inc. These properties were acquired by another program sponsored by our sponsor or its affiliates. These properties are only shown to indicate what we expect our acquisitions to look like after we have converted them to the SmartStop® brand.

8

Investment Strategy

STRATEGIC
Storage Growth Trust, Inc.

Development

- Ground Up from Vacant Land
- Low Cap Rate Environment promotes building
- Market Specific
- Higher Return Potential

Brampton, Ontario






SmartStop

This property is not owned by Strategic Storage Growth Trust, Inc. This property was acquired by another program sponsored by our sponsor or its affiliates. The property is only shown to indicate what we expect our acquisitions to look like after we have converted them to the SmartStop® brand.

9

Investment

Strategy

Mississauga,

Ontario

Redevelopment/Expansion

? Conversion

to

Repurpose

an

Exis=ng

Building

–

Typically

an

Industrial

Building

? Addi=onal

Rentable

Square

Feet

to

an

Exis=ng

Self

Storage

Facility

This

property

is

not

owned

by

Strategic

Storage

Growth

Trust,

Inc.

This

property

was

acquired

by

another

program

sponsored

by

our

sponsor

or

its

a?liates.

The

property

is

only

shown

to

indicate

what

we

expect

our

acquisi2ons

to

look

like

aTer

we

have

converted

them

to

the

SmartStop®

brand.

Investment Strategy

Lease-Up

- Existing Self Storage Facility Built and Open
- Has Not Yet Reached Stabilization
- Existing Management Unable to Boost Occupancy
- Management and Marketing Makes a Difference!



SmartStop® Self Storage - Sharpsburg, GA

This property is not owned by Strategic Storage Growth Trust, Inc. This property was acquired by another program sponsored by our sponsor or its affiliates. The property is only shown to indicate what we expect our acquisitions to look like after we have converted them to the SmartStop® brand.

11

2014

Third

Quarter

Acquisi=ons

$19.3

Million

Acquisi7on

In

the

third

quarter

of

2014,

the

REIT

acquired

its

?rst

3

proper=es

in

2

states,

all

branded

as

SmartStop®

Self

Storage.

The

por`olio

includes

approximately

348,500

net

rentable

square

feet

and

3,020

storage

units.

Third

Quarter

Acquisi=ons

Ft.

Pierce

–

Florida

770

Units

88,400

NRSF

Third

Quarter

Acquisi=ons

Russell

Rd.

–

Nevada

1,210

Units

171,100

NRSF

Third

Quarter

Acquisi=ons

Jones

Blvd.

–

Nevada

1,040

Units

89,000

NRSF

Recent

Acquisi=ons

$15.9

Million

Acquisi7on

In

the

first

quarter

of

2015,

the

REIT’s

por`olio

expanded

with

6

addi=onal

proper=es

in

3

states,

all

branded

as

SmartStop®

Self

Storage.

The

por`olio

includes

approximately

351,700

net

rentable

square

feet

and

3,600

storage

units.

Recent

Acquisi=ons

Elgin,

IL

Airport

Rd,

CO

Azusa,

CA

Romeoville,

IL

410

Units

680

Units

660

Units

680

Units

49,600

NRSF

61,800

NRSF

64,400

NRSF

66,700

NRSF

Riverside,

CA

Stockton,

CA

610

Units

560

Units

60,100

NRSF

49,100

NRSF

Por`olio

$35.2

Million

Porbolio

Since

the

launch

of

the

public

offering

in

2015,

SSGT’s

por`olio

has

expanded

to

9

proper=es

in

5

states

all

branded

as

SmartStop®

Self

Storage.

The

por`olio

includes

approximately

700,200

rentable

square

feet

and

6,620

storage

units.

Publicly

Traded

Self

Storage

Companies

(NYSE:

PSA)

(NYSE:

EXR)

(NYSE:

CUBE)

(NYSE:

SSS)

(NYSE:

UHAL)

Public

Non--?Traded

Self

Storage

REITs

Questions?